SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): NOVEMBER 14, 2001


                                  NOVEON, INC.
                             -----------------------
             (Exact Name of Registrant as Specified in its Charter)


       Delaware                      File No.                 13-414395
------------------------   -------------------------   -----------------------
(State of incorporation)    (Commission File Number)       (IRS Employer
                                                          Identification No.)


                              9911 Brecksville Road
                              Cleveland Ohio 44141
                  --------------------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (216) 447-5000
                  --------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
                  --------------------------------------------
              (Former name or address, if changed from last report)

ITEM 5.   OTHER EVENTS

          On November 14, 2001, Noveon, Inc. issued a press release relating to its financial results for the third quarter of 2001, a copy of which is attached as Exhibit 99.1.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (c)  Exhibits.


               Exhibit 99.1 Press release of Noveon, Inc. issued November 14, 2001.

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   NOVEON, INC.



Dated:  November 14, 2001          By: /s/ Christopher R. Clegg
                                       ---------------------------------------
                                       Christopher R. Clegg
                                       Senior Vice President, General Counsel
                                         and Secretary